Exhibit 32.1

CERTIFICATION OF CEO AND CFO
PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the quarterly report of Euramax Holdings, Inc., (the “Company”), on Form 10-Q for the period ended March 29, 2013, (the “Report”), I, Mitchell B. Lewis, President and Chief Executive Officer, and I, R. Scott Vansant, Senior Vice President and Chief Financial Officer, certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. the Report fully complies, in all material respects, with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
2. the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 10, 2013	/s/ Mitchell B. Lewis
Mitchell B. Lewis
President and Chief Executive Officer

Date: May 10, 2013	/s/ R. Scott Vansant
R. Scott Vansant
Senior Vice President and Chief Financial Officer